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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549
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                                    FORM 8-K

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                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


              January 14, 2002                               0-27237
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Date of Report (Date of earliest event reported)       Commission File Number

                          HAND BRAND DISTRIBUTION, INC.
             (Exact name of registrant as specified in its charter)


            Florida                                  66-0622463
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(State or other jurisdiction of            (I.R.S. Employer Identification
incorporation or organization)                      Number)


                              9845 N.E. 2nd Avenue
                          Miami Shores, Florida 33138
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                                 (305) 759-8710
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              (Registrant's telephone nubmer, including area code)

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Item 2 and Item 3.         Acquisition or Disposition of Assets and Change in
                           Control of the Registrant

On January 14, 2002, Hand Brand Distribution, Inc. (the "Company") entered into Stock Purchase Agreements with six of the shareholders of GeneThera, Inc. ("GTI"). As of February 25, 2002, the Company, had acquired 92.9% of the issued and outstanding shares of GTI and GTI has become a subsidiary of the Company. As consideration for the GTI shares, the Company issued an aggregate of 8,305,950 shares of the Company's common stock to the former GTI shareholders. Following the closing, there were approximately 8,654,575 issued and outstanding shares of the Company.

Following the transaction, Antonio Milici, M.D. and his wife acquired approximately 56% of the outstanding stock of the Company. The shares held by Dr. Milici are subject to a three year irrevocable proxy whereby (except as to the election of directors, on which he has to right to vote 50% of his shares) granted to an unrelated independent third party. To the knowledge of the Company, except as set forth herein, there are no arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date, result in a further change in control of the Company.

As a part of the acquisition, on January 23, 2002, Vantage Holdings I LLC, a Delaware limited liability company acquired 1,783,950 shares of Company stock representing 20.6% of the outstanding Company common stock. It has also entered into a Registration Rights Agreement with Hand Brand which provides for demand registration rights with respect to the shares acquired by Vantage. Since the date of the acquisition transaction, Vantage has sold part of its common shares to three unrelated parties and currently holds 1,048,148 common shares or 12.1% of the Company stock outstanding as of February 25, 2002. Vantage has entered
into  stock  purchase   agreements   with  Company   shareholders   to  acquire
approximately 25,000 shares by July 14, 2002. Additionally, shareholders owning an aggregate of 5,940,000 shares of Company stock have entered into lock-up agreements whereby each has agreed that each will not transfer their respective shares for a period of three years from January 23, 2002, without prior approval of Vantage Holdings I LLC.

Item 5.  Other Events.

Private Equity Line of Credit Agreement.

Effective January 16, 2002, the Company entered into a Private Equity Line of Credit Agreement with Prima Capital Growth Fund LLC pursuant to which Prima has agreed to purchase up to a maximum of $30,000,000 of shares of our common stock, upon the exercise of our put right. The purchase price for the common stock is 87.5% of the market price determined by the weighted average market price for the purchase of the shares of common stock. The Company may put shares to Prima commencing upon the later to occur (i) of the effectiveness of a registration statement that registers the shares to be purchased by Prima and or (ii) such that the Company's Common Stock is trading on a principal market such as the Over The Counter Bulletin Board, the Nasdaq SmallCap or the NASDAQ National Market System. The Company is obligated to pay a commitment fee of 1% ($300,000) to Prima and issue to Prima warrants to purchase up to 600,000 shares at $1.00 per share which vested on January 16, 2002 and are exercisable for a period of five years thereafter. We intend to file a registration statement with the Securities and Exchange Commission to register the shares of common stock that may be issued pursuant to the Private Equity Line of Credit Agreement, along with the shares of common stock underlying the warrants to be issued. Until the registration statement becomes effective and the Company elects to put shares to Prima under the facility, the Company currently has limited cash resources with which to operate. On February 25, 2002, Prima Capital Growth Fund LLC and the Company agree to extend the payment of the commitment fee and all registration requirements until June 30, 2002.

Appointment of New Directors

On January 14, 2002, the Board of Directors elected Henry J. Boucher Jr. to the Board of Directors to fill a vacancy in the number of Directors arising from voluntary resignation of Preston Johnson as a member of the Board. On January 25, 2002, the Board appointed Dr. Milici as a Board member to fill the vacancy caused by the voluntary resignation of David M. Taggart. Mr. Nicholas Wollner will serve as interim President at the pleasure of the Board of Directors. The biographies of the new Directors and Officers are as follows:

Henry J. Boucher, Jr., age 54, received his M.S. in economics from South Dakota State University in 1972. From 1992 to January 2000, he was a partner at Marsh and McLennon, an insurance brokerage firm. From January 2000 to January 2001, Mr. Boucher was a partner in the business consulting group of Arthur Anderson. In January 2001, Mr. Boucher joined Business Edge Solutions, where he was Vice President until June 2001. From June 2001, Mr. Boucher has been a principal of Mentus Consulting LLC.

Antonio "Tony" Milici, M.D., PhD. Dr. Milici, age 46, serves as the Company's Chairman of the Board and Chief Scientific Officer, a Director of the Company. Dr. Milici had served as the Chairman, President and Chief Executive Officer of GTI, Inc. since October 1998. From 1995 to August 1998, Dr. Milici was President and Chief Executive Officer of Genetrans, Inc., a molecular diagnostic company. Dr. Milici received his M.D. degree in Medicine and Surgery from the University of Rome, Italy in 1979 and his Ph.D. degree in experimental hematology from Stanford University in 1983. He was a post-doctoral fellow at both The University of Texas and Stanford University. He has published over 30 articles and abstracts and holds provisional patents for identification of M-RNA HCV viral copies and TSE in blood.

Nicolas Wollner, 49, serves as the Company's interim President. He is also President and CEO of 1919, LLC ("LLC") a diversified business and brand development company. LLC's various divisions offer strategic consultation through execution of complete marketing and stakeholder communication programs. Current clients include Wyeth-Ayerst, Outback Steakhouse, New York Jets, RXMarketplace.com, Imclone Systems, Dreamworks SKG, and Sony. LLC has offices in New York, Los Angeles and Salt Lake City. Prior to launching LLC, Mr. Wollner was founder and president of Crossroads Films, one of the largest commercial production companies in the nation with offices in New York, Los Angeles and Chicago. Mr. Wollner was in the Television Production departments of both Benton & Bowles and Doyle, Dane, Bernbach. Mr. Wollner has served as Chairman of the Board of the Association of Independent Commercial Producers from 1994-1995 and Chairman of the AICP show at MoMA in 1998. Mr. Wollner was recently honored by Mayor Giuliani with the City's prestigious Crystal Apple Award for his contributions and commitment to business in New York City.


Employment Agreements.

The Company entered into an employment agreement with Tony Milici to serve as its Chief Executive Officer of GTI and Chairman of the Board of Directors and Chief Scientific Officer of the Company through December 10. 2006. In consideration for his services, Dr. Milici will receive an annual salary at the rate of $144,000 per annum plus bonuses as may be determined by the Board of Directors in its sole discretion. Dr. Milici has given to the Company undertakings of non-disclosure and non-competition and has transferred to the Company and GTI of all his interests, now or hereafter developed, in inventions and know-how related to the business activities of the Company

Effective February 25, 2002, the Company entered into an employment agreement with Nicolas Wollner to act as interim President of the Company . Mr. Wollner will receive a sum at the rate of $3,000.00 per month and options to purchase 50,000 shares of the Company's common stock at $3.50 per share, exercisable commencing on January 1, 2003, until February 24, 2007. The options do not vest until December 31, 2002 and are subject to the terms and conditions of the Stock Incentive Plan of the Company which will be presented to the Board of Directors at its next meeting. Mr. Wollner is subject to confidentiality and non-solicitation covenants.

Business of GTI.

GTI is a biotechnology company located in Wheat Ridge, Colorado,  that develops:
1) molecular assays for the detection of food contaminating pathogens, veterinary diseases and genetic modified organisms (GMOs) and 2) recombinant DNA vaccines. GTI uses Real Time Fluorogenic Polymerase Chain Reaction (F-PCR) platform technology for the detection of pathogens responsible for Johne's Foot and Mouth, Mad Cow Disease and E.coli O157:H7 contamination. GTI's F-PCR platform provides the foundation for many uniquely patentable market applications. GTI has successfully applied F-PCR technology to the detection of E.coli O157:H7 in meat products. We intend to use a similar approach to detect the presence of additional animal diseases, including Foot and Mouth disease, Mad Cow disease, and Johne's disease. The cost efficiency of the GTI process is such that it allows that all animals can be tested individually versus today's practice of random sampling.

Previous diagnostic technologies, such as antibody detection and even standard polymerase chain reaction (PCR) methods have been limited to disease detection. GTI's application of Fluorogenic PCR (F-PCR) goes beyond detection and allows for the precise quantification of viral, bacterial, and cancerous nucleic acids levels. Real time F-PCR is not only highly effective but also highly efficient. The F-PCR platform significantly streamlines the diagnostic process and provides the capability for high volume commercial throughput at a competitive price, something not available at all in the industry today.

GTI has developed a method for large scale production of highly purified Adenovirus recombinant vectors. This technology will allow GTI to develop Adenovirus based recombinant DNA vaccines for veterinary diseases and food pathogen. GeneThera Inc. proprietary "Purivax" system completely eliminates toxic side effects associates with adenovirus vectors making it possible to develop highly immunogenic and safe recombinant DNA vaccines. GTI is presently using the PURIVAX technology to develop E.coli O157:H&, Foot and Mouth, and Johne's disease DNA vaccine

GTI plans to initiate its commercial operation to detect and quantify foodborne pathogens, detect and quantify genetically modified organisms (GMO) in crops and processed food products, which threaten the world's food, supply within a six month period.

With applications within both the industry and consumer settings, GTI has already formed relationships with major government agencies, trade groups and environmental organizations. Beginning in 2003, GTI plans to open new labs initially in the U.S, and subsequently around the world to help test live animals at farms, feed lots and animal byproducts at slaughter houses and other processing facilities.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

a) Financial Statements of GTI, Inc. for the periods specified by Rule 3-05(v) of Regulation S-X will be filed by amendment within 60 days after the date that this Form 8-K must be filed.

b) Pro Forma Financial Information required pursuant to Article 11 of Regulation S-X will be filed by amendment within 60 days after the date that this Form 8-K must be filed.

c) Exhibits:

3(i)     Articles of Incorporation filed on November 8, 1995(1)
3(i)(1) Amendment to Articles of Incorporation filed on February 4, 1999 to effectuate a 1 for two reverse stock split(1)
3(i)(2) Amendment to the Articles of Incorporation filed January 15, 2002 to effectuate a 1 for 8 reverse stock split(2)
3(ii)    Bylaws(1)
10.1     Letter Agreement dated January 14, 2002 *
10.2     Closing Letter for the Hand Brand/GeneThera Transaction*
10.3     Antonio Milici Stock Purchase Agreement dated January 23, 2002*
10.4     Private Equity Line of Credit Agreement dated January 16, 2002*
10.5     Registration Rights Agreement with regard to the shares underlying the
         Private Equity   Line of Credit Agreement and the Warrants*
10.6 Warrant Agreement with respect to the Private Equity Line of Credit Agreement*
10.7     Nicolas Wollner Employment Agreement dated February 5, 2002*
10.8     Registration Rights Agreement between the Company and Vantage
         Holdings I LLC dated January 23, 2002*

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* Filed  herewith.
(1) Filed as an exhibit to the Company's Current Report on Form 10SB/A (Commission File No. 0-27237), as filed with the Securities and Exchange Commission on September 9, 1999. 2000.
(2) Filed as an exhibit to the Company's Current Report on Form 8-K (Commission File No. 0-27237), as filed with the Securities and Exchange Commission on January 17, 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2002                   HAND BRAND DISTRIBUTION, INC.


                                       By:  /s/ Nicolas Wollner
                                           ----------------------------------
                                                Nicolas Wollner, President